UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number        811-08476

                    The Gabelli Multimedia Trust Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                    Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                    Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Multimedia Trust Inc.

Annual Report — December 31, 2018

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA chief Investment Officer	Christopher J. Marangi Co-Chief Investment Officer BA, Williams College MBA, Columbia Business School

To Our Shareholders,

For the year ended December 31, 2018, the net asset value (NAV) total return of The Gabelli Multimedia Trust Inc. (the Fund) was (16.5)%, compared with a total return of (8.7)% for the Morgan Stanley Capital International (MSCI) World Index. The total return for the Fund’s publicly traded shares was (14.9)%. The Fund’s NAV per share was $7.04, while the price of the publicly traded shares closed at $7.06 on the New York Stock Exchange (NYSE). See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2018.

Comparative Results

Average Annual Returns through December 31, 2018 (a) (Unaudited)					Since
	1 Year	5 Year	10 Year	15 Year	Inception (11/15/94)
Gabelli Multimedia Trust Inc.
NAV Total Return (b)	(16.54)%	2.24%	13.51%	5.55%	7.93%
Investment Total Return (c)	(14.93)	0.12	15.88	6.97	8.39
Standard & Poor’s 500 Index	(4.38)	8.49	13.12	7.77	9.44(d)
MSCI World Index	(8.71)	4.56	9.67	6.16	6.63(d)

(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Standard & Poor’s 500 and MSCI World Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the MSCI World Index. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.

(d)	From November 30, 1994, the date closest to the Fund’s inception for which data are available.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports in paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2018:

The Gabelli Multimedia Trust Inc.

Entertainment	18.8%
Cable	9.8%
Computer Software and Services	9.4%
Broadcasting	9.2%
Hotels and Gaming	6.1%
Wireless Communications	5.7%
Telecommunications: National	5.2%
Electronics	4.7%
Publishing	3.4%
Satellite	3.4%
Telecommunications: Regional	3.1%
Closed-End Funds	3.1%
Financial Services	2.5%
Consumer Services	2.2%
U.S. Government Obligations	2.0%
Business Services: Advertising	1.9%

Business Services	1.9%
Equipment	1.7%
Computer Hardware	1.6%
Telecommunications: Long Distance	1.4%
Real Estate	0.9%
Consumer Products	0.7%
Diversified Industrial	0.6%
Retail	0.3%
Food and Beverage	0.3%
Distribution Companies	0.1%
Telecommunications	0.0%*

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Multimedia Trust Inc.

Schedule of Investments — December 31, 2018

			Market
Shares		Cost	Value

	COMMON STOCKS — 94.7%
	DISTRIBUTION COMPANIES — 57.8%
	Broadcasting — 9.2%
10,000	Asahi Broadcasting Corp.	$42,567	$66,147
66,000	CBS Corp., Cl. A, Voting	1,476,789	2,894,100
6,400	Chubu-Nippon Broadcasting Co. Ltd.	46,376	40,991
16,000	Cogeco Inc.	317,869	682,567
30,000	Corus Entertainment Inc., OTC, Cl. B	105,934	105,000
60,000	Corus Entertainment Inc., Toronto, Cl. B	215,014	209,200
34,000	Discovery Inc., Cl. A†	289,684	841,160
180,000	Discovery Inc., Cl. C†	3,595,049	4,154,400
242,199	Dish TV India Ltd., GDR	287,018	123,037
81,000	Grupo Radio Centro SAB de CV, Cl. A†(a)	39,884	59,766
16,713	Informa plc	184,827	134,248
375,000	ITV plc	1,048,637	596,752
4,550	Lagardere SCA	100,163	114,794
11,500	Liberty Broadband Corp., Cl. A†	502,147	825,815
33,000	Liberty Broadband Corp., Cl. C†	1,372,844	2,376,990
20,000	Liberty Media Corp.- Liberty SiriusXM, Cl. A†	485,426	736,000
90,000	Liberty Media Corp.- Liberty SiriusXM, Cl. C†	2,300,106	3,328,200
68,566	Media Prima Berhad†	34,965	5,724
59,000	MSG Networks Inc., Cl. A†	520,992	1,390,040
36,000	Nippon Television Holdings Inc.	530,748	531,107
4,650	NRJ Group	20,718	39,532
45,000	Pandora Media Inc.†	313,227	364,050
3,000	RTL Group SA	107,299	159,832
48,000	Salem Media Group Inc.	68,382	100,320
34,000	Sinclair Broadcast Group Inc., Cl. A	1,174,880	895,560
17,000	TEGNA Inc.	263,393	184,790
45,000	Television Broadcasts Ltd.	166,753	85,167
23,000	Television Francaise 1	229,511	186,574
72,000	Tokyo Broadcasting System Holdings Inc.	1,384,486	1,143,014
240,000	TV Azteca SA de CV	58,305	28,578

		17,283,993	22,403,455

	Business Services — 1.8%
42,000	Emerald Expositions Events Inc.	702,970	518,280
6,000	Fluent Inc.†	91,725	21,600
6,000	Impellam Group plc	8,600	44,165
2,000	Qumu Corp.†	8,366	3,800
17,300	S&P Global Inc.	2,228,819	2,939,962
33,000	Zayo Group Holdings Inc.†	936,503	753,720

		3,976,983	4,281,527

			Market
Shares		Cost	Value

	Cable — 9.8%
50,000	Altice Europe NV, Cl. A†	$491,043	$97,332
31,500	AMC Networks Inc., Cl. A†	2,114,177	1,728,720
720	Cable One Inc.	257,803	590,472
8,800	Charter Communications Inc., Cl. A†	1,737,341	2,507,736
36,500	Cogeco Communications Inc.	825,409	1,758,695
135,000	Comcast Corp., Cl. A	4,782,216	4,596,750
32,931	Liberty Global plc, Cl. A†	458,982	702,748
180,177	Liberty Global plc, Cl. C†	4,710,513	3,718,853
120,000	Rogers Communications Inc., New York, Cl. B	4,721,350	6,151,200
88,000	Shaw Communications Inc., New York, Cl. B	272,829	1,591,920
4,000	Telenet Group Holding NV	234,227	186,070
50,000	WideOpenWest Inc.†	628,768	356,500

		21,234,658	23,986,996

	Computer Software and Services — 0.3%
5,000	CyrusOne Inc., REIT	272,058	264,400
150,000	Groupon Inc.†	749,204	480,000

		1,021,262	744,400

	Consumer Services — 2.1%
5,666	Cars.com Inc.†	148,142	121,819
10,000	H&R Block Inc.	228,425	253,700
13,400	IAC/InterActiveCorp.†	1,335,774	2,452,736
6,200	Liberty Expedia Holdings Inc., Cl. A†	165,607	242,482
26,000	Liberty TripAdvisor Holdings Inc., Cl. A†	312,072	413,140
89,000	Qurate Retail Inc.†	1,240,275	1,737,280

		3,430,295	5,221,157

	Diversified Industrial — 0.6%
16,000	Bouygues SA	449,280	574,525
3,000	Fortune Brands Home & Security Inc.	125,326	113,970
23,000	Jardine Strategic Holdings Ltd.	595,515	844,330
6,000	Malaysian Resources Corp. Bhd	4,297	893

		1,174,418	1,533,718

	Entertainment — 10.3%
60,000	Borussia Dortmund GmbH & Co. KGaA	444,679	547,554
115,000	Entertainment One Ltd.	493,842	522,701
15,000	Global Eagle Entertainment Inc.†	37,078	33,450
37,000	Gogo Inc.†	251,551	110,630
259,000	Grupo Televisa SAB, ADR	5,180,799	3,258,220
18,000	Liberty Media Corp.- Liberty Braves, Cl. A†	397,667	448,920
95,020	Liberty Media Corp.- Liberty Braves, Cl. C†	1,756,919	2,365,048

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — December 31, 2018

			Market
Shares		Cost	Value

	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Entertainment (Continued)
8,000	Liberty Media Corp.- Liberty Formula One, Cl. A†	$210,094	$237,760
27,000	Liberty Media Corp.- Liberty Formula One, Cl. C†	577,460	828,900
4,000	M6 Metropole Television SA	35,208	64,345
26,900	Naspers Ltd., Cl. N	2,389,195	5,407,615
3,500	Netflix Inc.†	890,260	936,810
65,073	Reading International Inc., Cl. A†	997,306	946,161
8,000	Reading International Inc., Cl. B†	85,625	243,600
5,000	Roku Inc.†	70,000	153,200
38,000	Sky plc(a)	471,160	836,953
11,000	Take-Two Interactive Software Inc.†	646,485	1,132,340
25,000	The Madison Square Garden Co., Cl. A†	4,329,042	6,692,500
310,000	Wow Unlimited Media Inc.†(b)	353,491	272,488

		19,617,861	25,039,195

	Equipment — 1.7%
12,500	American Tower Corp., REIT	1,337,192	1,977,375
3,600	Amphenol Corp., Cl. A	7,014	291,672
48,000	Corning Inc.	1,337,718	1,450,080
200	Furukawa Electric Co. Ltd.	7,419	5,040
6,500	QUALCOMM Inc.	191,784	369,915

		2,881,127	4,094,082

	Financial Services — 2.5%
15,000	Caribbean Investment Holdings Ltd.†	14,944	3,250
35,500	Kinnevik AB, Cl. A	673,200	845,147
38,000	Kinnevik AB, Cl. B	1,276,338	916,241
5,000	LendingTree Inc.†	722,232	1,097,850
39,500	PayPal Holdings Inc.†	2,204,418	3,321,555
14,000	Waterloo Investment Holdings Ltd.†(a)	2,009	3,500

		4,893,141	6,187,543

	Food and Beverage — 0.3%
7,000	Davide Campari-Milano SpA	49,930	59,230
2,994	Pernod Ricard SA	190,567	491,573
2,000	Remy Cointreau SA	236,639	226,744

		477,136	777,547

	Real Estate — 0.2%
3,000	Crown Castle International Corp., REIT	316,460	325,890
15,000	Midway Investments†(a)	96	96
8,000	Uniti Group Inc., REIT	122,412	124,560

		438,968	450,546

			Market
Shares		Cost	Value

	Retail — 0.3%
200	Amazon.com Inc.†	$35,729	$300,394
5,000	Best Buy Co. Inc.	125,589	264,800
20,000	FTD Companies Inc.†	133,616	29,600
20,000	Mattel Inc.†	307,228	199,800

		602,162	794,594

	Satellite — 3.4%
1,000	Asia Satellite Telecommunications Holdings Ltd.	1,555	673
114,000	DISH Network Corp., Cl. A†	5,241,278	2,846,580
44,000	EchoStar Corp., Cl. A†	1,268,963	1,615,680
35,000	Intelsat SA†	735,941	748,650
33,000	Iridium Communications Inc.†	261,304	608,850
62,500	Loral Space & Communications Inc.†	2,664,792	2,328,125
250,000	PT Indosat Tbk	52,779	29,294
3,000	SKY Perfect JSAT Holdings Inc.	15,472	12,837

		10,242,084	8,190,689

	Telecommunications: Long Distance — 1.4%
70,000	AT&T Inc.	2,327,306	1,997,800
3,094	BCE Inc., Toronto	134,174	122,223
200,000	Sprint Corp.†	1,163,277	1,164,000

		3,624,757	3,284,023

	Telecommunications: National — 5.2%
5,000	China Telecom Corp. Ltd., ADR	126,250	253,650
5,000	China Unicom Hong Kong Ltd., ADR	38,450	53,300
61,000	Deutsche Telekom AG, ADR	789,100	1,035,780
15,000	Dycom Industries Inc.†	1,298,227	810,600
16,000	Elisa Oyj	155,779	661,419
3,605	Hellenic Telecommunications Organization SA	41,551	39,322
40,000	Inmarsat plc	318,759	193,382
11,874	Liberty Latin America Ltd., Cl. A†	218,845	171,936
34,016	Liberty Latin America Ltd., Cl. C†	992,530	495,613
1,000	Magyar Telekom Telecommunications plc, ADR	9,280	7,605
2,000	Maroc Telecom	29,998	29,560
10,000	Nippon Telegraph & Telephone Corp.	230,089	408,923
5,000	Oi SA, ADR	15,087	1,297
1,799	Oi SA, Cl. C, ADR	9,670	2,878
4,000	Orange SA, ADR	65,705	64,760
22,000	PLDT Inc., ADR	370,294	470,360
6,000	PT Telekomunikasi Indonesia Persero Tbk, ADR	12,340	157,260
6,000	Rostelecom PJSC, ADR	41,408	36,300
22,000	Swisscom AG, ADR	579,192	1,054,900
5,000	Tele2 AB, Cl. B	58,923	63,720
6,000	Telecom Argentina SA, ADR	5,820	93,360

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — December 31, 2018

			Market
Shares		Cost	Value

	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Telecommunications: National (Continued)
340,000	Telecom Italia SpA†	$897,754	$188,272
50,000	Telecom Italia SpA	44,963	23,889
17,500	Telefonica Brasil SA, ADR	283,641	208,775
105,710	Telefonica SA, ADR	1,139,289	894,307
145,000	Telekom Austria AG	1,030,094	1,103,129
55,000	Telesites SAB de CV†	41,755	32,717
15,172	Telia Co. AB	42,639	71,863
2,400	Telstra Corp. Ltd., ADR	30,324	23,856
100,000	VEON Ltd., ADR	183,016	234,000
66,000	Verizon Communications Inc.	2,667,644	3,710,520

		11,768,416	12,597,253

	Telecommunications: Regional — 3.0%
56,000	CenturyLink Inc.	1,070,720	848,400
20,000	Cincinnati Bell Inc.†	331,393	155,600
60,088	GCI Liberty Inc., Cl. A†	2,357,202	2,473,222
79,500	Telephone & Data Systems Inc.	3,303,458	2,586,930
40,000	TELUS Corp., New York	517,468	1,325,600

		7,580,241	7,389,752

	Wireless Communications — 5.7%
50,000	Altice USA Inc., Cl. A	982,361	826,000
55,000	America Movil SAB de CV, Cl. L, ADR	367,164	783,750
95,000	Global Telecom Holding SAE†	75,678	19,732
240,000	Jasmine International PCL(a)	5,040	32,801
64,000	Millicom International Cellular SA, SDR	4,320,703	4,054,632
82,000	NTT DoCoMo Inc.	1,274,683	1,849,779
19,000	Orascom Investment Holding, GDR†	29,430	2,565
56,000	ORBCOMM Inc.†	456,680	462,560
34,000	SK Telecom Co. Ltd., ADR	761,600	911,200
4,203	Tim Participacoes SA, ADR	108,533	64,474
43,000	T-Mobile US Inc.†	2,133,401	2,735,230
10,000	Turkcell Iletisim Hizmetleri A/S, ADR	123,780	56,200
30,000	United States Cellular Corp.†	1,107,291	1,559,100
25,000	Vodafone Group plc, ADR	971,225	482,000

		12,717,569	13,840,023

	TOTAL DISTRIBUTION COMPANIES	122,965,071	140,816,500

	COPYRIGHT/CREATIVITY COMPANIES — 36.9%
	Business Services — 0.1%
8,000	Scientific Games Corp.†	75,735	143,040

	Business Services: Advertising — 1.9%
1,000	Boston Omaha Corp., Cl. A†	16,970	23,400

			Market
Shares		Cost	Value
245,000	Clear Channel Outdoor Holdings Inc., Cl. A	$1,293,802	$1,271,550
1,300	Harte-Hanks Inc.†	89,578	3,146
11,557	JCDecaux SA	290,396	324,680
9,400	Lamar Advertising Co., Cl. A, REIT	484,872	650,292
27,000	National CineMedia Inc.	165,858	174,960
15,000	Ocean Outdoor Ltd.†(a)	144,925	143,625
1,500	Publicis Groupe SA	10,478	86,069
4,000	Ströeer SE & Co. KGaA	89,263	193,311
10,000	Telaria Inc.†	22,112	27,300
86,000	The Interpublic Group of Companies Inc.	1,470,861	1,774,180

		4,079,115	4,672,513

	Computer Hardware — 1.6%
24,800	Apple Inc.	3,109,298	3,911,952

	Computer Software and Services — 9.1%
42,000	Activision Blizzard Inc.	2,109,579	1,955,940
4,000	Actua Corp.†(a)	0	1,680
5,100	Alphabet Inc., Cl. A†	4,889,729	5,329,296
1,300	Alphabet Inc., Cl. C†	973,732	1,346,293
11,000	Blucora Inc.†	81,735	293,040
67,000	comScore Inc.†	1,720,699	966,810
60,000	eBay Inc.†	1,405,185	1,684,200
7,000	Electronic Arts Inc.†	788,104	552,370
40,000	Facebook Inc., Cl. A†	5,257,694	5,243,600
7,000	GrubHub Inc.†	173,938	537,670
105,000	Hewlett Packard Enterprise Co.	1,483,743	1,387,050
115,000	Internap Corp.†	1,379,209	477,250
12,000	InterXion Holding NV†	476,168	649,920
10,000	Microsoft Corp.	854,532	1,015,700
7,000	QTS Realty Trust Inc., Cl. A, REIT	140,964	259,350
300	Red Violet Inc.†	1,920	2,022
6,000	SoftBank Group Corp.	351,493	399,890

		22,088,424	22,102,081

	Consumer Products — 0.7%
2,000	Nintendo Co. Ltd.	241,733	534,373
33,000	Nintendo Co. Ltd., ADR	582,440	1,092,300

		824,173	1,626,673

	Consumer Services — 0.1%
424	Liq Participacoes SA†	7,751	92
2,837	Marriott Vacations Worldwide Corp.	336,043	200,037
1,357	Modern Times Group MTG AB, Cl. B	47,502	44,861

		391,296	244,990

	Electronics — 4.7%
2,000	IMAX Corp.†	10,333	37,620
5,000	Intel Corp.	105,992	234,650
3,440	Koninklijke Philips NV	36,704	120,778

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — December 31, 2018

			Market
Shares		Cost	Value

	COMMON STOCKS (Continued)
	COPYRIGHT/CREATIVITY COMPANIES (Continued)
	Electronics (Continued)
35,000	Micro Focus International plc, ADR	$687,234	$602,350
15,000	Resideo Technologies Inc.†	309,382	308,250
212,000	Sony Corp., ADR	5,241,734	10,235,360
126	SYNNEX Corp.	11,167	10,186

		6,402,546	11,549,194

	Entertainment — 8.5%
50,000	Entravision Communications Corp., Cl. A	252,919	145,500
79,200	GMM Grammy Public Co. Ltd.†	52,488	14,595
5,000	Lions Gate Entertainment Corp., Cl. A	85,897	80,500
40,000	Lions Gate Entertainment Corp., Cl. B	980,393	595,200
23,000	Live Nation Entertainment Inc.†	568,699	1,132,750
8,000	Manchester United plc, Cl. A	151,212	151,840
17,000	STV Group plc	13,537	76,705
1,000	Tencent Music Entertainment Group, Cl. A, ADR†	13,000	13,220
7,500	The Walt Disney Co.	720,650	822,375
115,000	Twenty-First Century Fox Inc., Cl. A	4,048,072	5,533,800
115,000	Twenty-First Century Fox Inc., Cl. B	4,592,298	5,494,700
56,000	Universal Entertainment Corp.	1,455,802	1,629,853
52,000	Viacom Inc., Cl. A	1,578,873	1,446,120
41,000	Viacom Inc., Cl. B	1,162,682	1,053,700
80,000	Vivendi SA	1,899,148	1,950,526
8,000	World Wrestling Entertainment Inc., Cl. A	413,643	597,760

		17,989,313	20,739,144

	Hotels and Gaming — 6.1%
102,000	Boyd Gaming Corp.	1,827,964	2,119,560
600	Churchill Downs Inc.	52,401	146,364
15,000	Full House Resorts Inc.†	49,514	30,300
12,000	Golden Entertainment Inc.†	123,590	192,240
4,200	Greek Organization of Football Prognostics SA	45,444	36,548
18,427	GVC Holdings plc	238,757	158,303
73,000	International Game Technology plc	1,397,876	1,067,990
24,000	Las Vegas Sands Corp.	1,205,741	1,249,200
180,250	Mandarin Oriental International Ltd.	294,057	367,710
31,500	Melco Crown Entertainment Ltd., ADR	212,265	555,030
22,000	MGM China Holdings Ltd.	43,826	36,917
65,500	MGM Resorts International	2,041,736	1,589,030
4,000	Penn National Gaming Inc.†	26,016	75,320

			Market
Shares		Cost	Value
70,700	Ryman Hospitality Properties Inc., REIT	$2,908,329	$4,714,983
27,000	Wynn Resorts Ltd.	1,930,295	2,670,570

		12,397,811	15,010,065

	Publishing — 3.4%
12,000	AH Belo Corp., Cl. A	53,266	40,440
20,000	Arnoldo Mondadori Editore SpA†	63,826	39,185
974,000	Bangkok Post plc†	47,100	86,152
800	Graham Holdings Co., Cl. B	431,961	512,464
800	John Wiley & Sons Inc., Cl. B	5,692	37,456
11,000	Meredith Corp.	365,973	571,340
5,263	Nation International Edutainment Public Co. Ltd.†	265	326
1,000,000	Nation Multimedia Group Public Co. Ltd.†	53,346	11,671
28,000	News Corp., Cl. A	130,834	317,800
60,000	News Corp., Cl. B	856,107	693,000
6,779	Novus Holdings Ltd.	3,053	1,927
1,000	Scholastic Corp.	16,500	40,260
247,000	Singapore Press Holdings Ltd.	725,198	425,878
600	Spir Communication(a)	13,551	1,213
11,000	Telegraaf Media Groep NV†(a)	173,304	75,620
76,500	The E.W. Scripps Co., Cl. A	1,399,386	1,203,345
90,000	Tribune Media Co., Cl. A	3,315,064	4,084,200
2,200	Wolters Kluwer NV	49,844	130,217

		7,704,270	8,272,494

	Real Estate — 0.7%
4,400	Equinix Inc., REIT	1,759,722	1,551,264
12,000	Outfront Media Inc., REIT	241,843	217,440

		2,001,565	1,768,704

	TOTAL COPYRIGHT/CREATIVITY COMPANIES	77,063,546	90,040,850

	TOTAL COMMON STOCKS	200,028,617	230,857,350

	CLOSED-END FUNDS — 3.1%
132,000	Altaba Inc.†	6,545,575	7,648,080

	PREFERRED STOCKS — 0.1%
	DISTRIBUTION COMPANIES — 0.1%
	Telecommunications: Regional — 0.1%
5,500	GCI Liberty Inc., Ser. A, 7.000% 01/15/67	112,525	133,265

	RIGHTS — 0.0%
	COPYRIGHT/CREATIVITY COMPANIES — 0.0%
	Hotels and Gaming — 0.0%
120,000	Ladbrokes plc, CVR†(a)	0	0

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — December 31, 2018

			Market
Shares		Cost	Value

	RIGHTS (Continued)
	DISTRIBUTION COMPANIES — 0.0%
	Broadcasting — 0.0%
14,000	Media General Inc., CVR†(a)	$0	$0

	TOTAL RIGHTS	0	0

	WARRANTS — 0.0%
	DISTRIBUTION COMPANIES — 0.0%
	Real Estate — 0.0%
600	Malaysian Resources Corp. Bhd, expire 10/29/27†	0	30
	Telecommunications — 0.0%
117,647	Jasmine International PCL, expire 07/05/20†	0	6,395

	TOTAL WARRANTS	0	6,425

Principal
Amount
	CONVERTIBLE CORPORATE BONDS — 0.1%
	Distribution Companies — 0.1%
$ 300,000	Gogo Inc., 6.000%, 05/15/22(b)	300,000	261,990

	U.S. GOVERNMENT OBLIGATIONS — 2.0%
4,992,000	U.S. Treasury Bills, 2.232% to 2.517%††, 01/10/19 to 06/20/19	4,964,599	4,965,130

TOTAL INVESTMENTS — 100.0%		$211,951,316	243,872,240

Other Assets and Liabilities (Net)			(563,031)

PREFERRED STOCK
(2,791,024 preferred shares outstanding)			(70,025,350)

NET ASSETS — COMMON STOCK
(24,617,865 common shares outstanding)			$173,283,859

NET ASSET VALUE PER COMMON SHARE
($173,283,859 ÷ 24,617,865 shares outstanding)			$7.04

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the market value of Rule 144A securities amounted to $534,478 or 0.22% of total investments.

†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

ADR	American Depositary Receipt
CVR	Contingent Value Right
GDR	Global Depositary Receipt
PCL	Public Company Limited
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

	% of Total	Market
Geographic Diversification	Investments	Value
North America	75.9%	$185,067,911
Europe	10.8	26,372,751
Japan	7.4	17,949,613
South Africa	2.2	5,409,542
Latin America	1.9	4,577,574
Asia/Pacific	1.8	4,472,552
Africa/Middle East	0.0	22,297

Total Investments	100.0%	$243,872,240

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments, at value (cost $211,951,316)	$243,872,240
Cash	13,769
Receivable for investments sold	5,663,772
Deferred offering expense	142,480
Dividends and interest receivable	298,638
Prepaid expenses	1,954

Total Assets	249,992,853

Liabilities:
Distributions payable	52,271
Deferred tax liabilities (a)	10,775
Payable for investments purchased	6,241,894
Payable for investment advisory fees	195,122
Payable for payroll expenses	37,188
Payable for accounting fees	7,500
Payable for auction agent fees (b)	2,184
Other accrued expenses	136,710

Total Liabilities	6,683,644

Preferred Stock, $0.001 par value:
Series B Cumulative Preferred Stock (6.000%, $25 liquidation value, 1,000,000 shares authorized with 791,014 shares issued and outstanding)	19,775,350
Series C Cumulative Preferred Stock (Auction Rate, $25,000 liquidation value, 1,000 shares authorized with 10 shares issued and outstanding)	250,000
Series E Cumulative Preferred Stock (5.125%, $25 liquidation value, 2,000,000 shares authorized with 2,000,000 shares issued and outstanding)	50,000,000

Total Preferred Stock	70,025,350

Net Assets Attributable to Common Shareholders	$173,283,859

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$144,392,246
Total distributable earnings(c)(d)	28,891,613

Net Assets	$173,283,859

Net Asset Value per Common Share:
($173,283,859 ÷ 24,617,865 shares outstanding at $0.001 par value; 196,750,000 shares authorized)	$7.04

(a)	Includes net change of $(5,062) in deferred Thailand capital gains tax on unrealized appreciation during the year ended December 31, 2018.
(b)	This amount represents auction agent fees accrued for earlier fiscal periods, and not for the period covered by this report.
(c)	Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X and discloses total distributable earnings. See Note 2 for further details.
(d)	Includes net change of $10,775 in deferred Thailand capital gains tax on unrealized appreciation during the year ended December 31, 2018.

Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Dividends (net of foreign withholding taxes of $218,071)	$3,944,055
Interest	201,132

Total Investment Income	4,145,187

Expenses:
Investment advisory fees	2,861,708
Shareholder communications expenses	142,432
Payroll expenses	105,915
Shareholder services fees	86,783
Audit and legal fees	80,281
Directors’ fees	70,773
Custodian fees	49,672
Accounting fees	45,000
Interest expense	227
Miscellaneous expenses	66,648

Total Expenses	3,509,439

Less:
Advisory fee reduction (See Note 3)	(200,254)
Expenses paid indirectly by broker (See Note 3)	(2,824)

Total Reductions and Credits	(203,078)

Net Expenses	3,306,361

Net Investment Income	838,826

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	25,678,877
Net realized loss on foreign currency transactions	(9,408)

Net realized gain on investments and foreign currency transactions	25,669,469

Net change in unrealized appreciation:
on investments(a)	(57,309,266)
on foreign currency translations	(557)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(57,309,823)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(31,640,354)

Net Decrease in Net Assets Resulting from Operations	(30,801,528)

Total Distributions to Preferred Shareholders	(3,757,140)

Net Decrease in Net Assets Attributable to Common Shareholders Resulting from Operations	$(34,558,668)

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Statement of Changes in Net Assets Attributable to Common Shareholders

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
Operations:
Net investment income	$838,826	$287,076
Net realized gain on investments and foreign currency transactions	25,669,469	20,291,675
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(57,309,823)	31,110,566

Net Increase/(Decrease) in Net Assets Resulting from Operations	(30,801,528)	51,689,317

Distributions to Preferred Shareholders(a)	(3,757,140)	(1,960,329)*

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(34,558,668)	49,728,988

Distributions to Common Shareholders:
Accumulated earnings	(22,000,051)	(18,518,567)**
Return of capital	—	(2,864,287)

Total Distributions to Common Shareholders(a)	(22,000,051)	(21,382,854)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	2,369,418	588,227
Net decrease from repurchase of common shares	—	(222,688)
Net increase in net assets from redemption of preferred shares	—	2,950,000
Offering costs for preferred shares charged to paid-in capital	(4,111)	(1,807,760)

Net Increase in Net Assets from Fund Share Transactions	2,365,307	1,507,779

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	(54,193,412)	29,853,913

Net Assets Attributable to Common Shareholders:
Beginning of year	227,477,271	197,623,358

End of year	$173,283,859	$227,477,271

(a)	Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X. See Note 2 for further details.
*	For the year ended December 31, 2017, the distributions to Preferred shareholders from net investment income and net realized gain were $81,799 and $1,878,530, respectively.
**	For the year ended December 31, 2017, the distributions to Common shareholders from net investment income and net realized gain were $772,728 and $17,745,839, respectively.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Financial Highlights

Selected data for a common share outstanding throughout each year:

	For the Year Ended December 31,
	2018		2017		2016		2015		2014
Operating Performance:
Net asset value, beginning of year	$ 9.34		$ 8.13		$ 8.36		$ 9.81		$ 10.90
Net investment income	0.03		0.01		0.05		0.03		0.05
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	(1.28)		2.11		0.60		(0.49)		0.42
Total from investment operations	(1.25)		2.12		0.65		(0.46)		0.47
Distributions to Preferred Shareholders: (a)
Net investment income	0.00	(b)	(0.00)	(b)	(0.00)	(b)	(0.00)	(b)	(0.00) (b)
Net realized gain	(0.15)		(0.08)		(0.05)		(0.05)		(0.06)
Total distributions to preferred shareholders	(0.15)		(0.08)		(0.05)		(0.05)		(0.06)
Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations.	(1.40)		2.04		0.60		(0.51)		0.41
Distributions to Common Shareholders:
Net investment income	(0.01)		(0.03)		(0.06)		(0.03)		(0.02)
Net realized gain	(0.89)		(0.73)		(0.74)		(0.89)		(0.88)
Return of capital	—		(0.12)		(0.03)		(0.02)		(0.15)
Total distributions to common shareholders	(0.90)		(0.88)		(0.83)		(0.94)		(1.05)
Fund Share Transactions:
Decrease in net asset value from common shares issued in rights offering	—		—		—		—		(0.44)
Increase in net asset value from repurchase of common shares	—		0.00	(b)	—		—		—
Increase in net asset value from common shares issued upon reinvestment of distributions	—		—		—		—		0.00 (b)
Increase in net asset value from redemption of preferred shares	—		0.12		—				—
Offering expenses charged to paid-in capital	(0.00	)(b)	(0.07)		—		(0.00)	(b)	(0.01)
Total Fund share transactions	(0.00	)(b)	0.05		—		(0.00)	(b)	(0.45)

Net Asset Value Attributable to Common Shareholders, End of Year	$ 7.04		$ 9.34		$ 8.13		$ 8.36		$ 9.81

NAV total return †	(16.54)%		26.50%		7.59%		(5.57)%		4.17%

Market value, end of year	$ 7.06		$ 9.20		$ 7.24		$ 7.50		$ 10.01

Investment total return ††	(14.93)%		40.21%		7.97%		(16.33)%		(6.63)%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$243,309		$297,503		$232,399		$238,049		$273,307
Net assets attributable to common shares, end of year (in 000’s)	$173,284		$227,477		$197,623		$203,274		$238,532
Ratio of net investment income/(loss) to average net assets attributable to common shares before preferred share distributions	0.39%		0.13%		0.70%		0.33%		0.13%
Ratio of operating expenses to average net assets attributable to common shares before fees waived/fee reduction(c)	1.62	%(d)	1.45	%(d)	1.49	%(d)(e)	1.45	%(d)	1.59%

The Gabelli Multimedia Trust Inc.

Financial Highlights (Continued)

Selected data for a common share outstanding throughout each year:

	For the Year Ended December 31,
	2018		2017		2016		2015		2014
Ratios to Average Net Assets and Supplemental Data (Continued):
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any(f)	1.53	%(d)	1.45	%(d)	1.49	%(d)(e)	1.30	%(d)	1.50%
Portfolio turnover rate	20.5%		16.8%		10.3%		14.0%		16.0%
Cumulative Preferred Stock:
6.000% Series B Preferred
Liquidation value, end of year (in 000’s)	$19,775		$19,775		$19,775		$19,775		$19,775
Total shares outstanding (in 000’s)	791		791		791		791		791
Liquidation preference per share	$25.00		$25.00		$25.00		$25.00		$25.00
Average market value (g)	$25.81		$26.36		$26.42		$25.80		$25.41
Asset coverage per share(h)	$86.86		$106.21		$167.07		$171.13		$196.48
Series C Auction Rate Preferred
Liquidation value, end of year (in 000’s)	$250		$250		$15,000		$15,000		$15,000
Total shares outstanding (in 000’s)	0	(i)	0	(i)	1		1		1
Liquidation preference per share	$25,000		$25,000		$25,000		$25,000		$25,000
Liquidation value (j)	$25,000		$25,000		$25,000		$25,000		$25,000
Asset coverage per share(h)	$86,865		$106,212		$167,071		$171,134		$196,481
5.125% Series E Preferred
Liquidation value, end of year (in 000’s)	$50,000		$50,000		—		—		—
Total shares outstanding (in 000’s)	2,000		2,000		—		—		—
Liquidation preference per share	$25.00		$25.00		—		—		—
Average market value(g)	$23.80		$24.98		—		—		—
Asset coverage per share(h)	$86.86		$106.21		—		—		—
Asset Coverage (k)	347%		425%		668%		685%		786%

†

Based on net asset value per share, adjusted for reinvestment of distributions of net asset value on the ex-dividend date, including the effect of shares pursuant to the 2014 rights offering, assuming full subscription by shareholders.

††

Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan including the effect of shares issued pursuant to the 2014 rights offering, assuming full subscription by shareholders.

(a)	Calculated based on average common shares outstanding on the record dates throughout the years.
(b)	Amount represents less than $0.005 per share.
(c)

Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee waived/fee reduction for the years ended December 31, 2018, 2017, 2016, 2015, and 2014 would have been 1.22%, 1.23%, 1.27%, 1.26%, and 1.37%, respectively.

(d)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2018, 2017, 2016, and 2015, there was no impact on the expense ratios.

(e)

During the year ended December 31, 2016, the fund received a one time reimbursement of custody expenses paid in prior years. Had such reimbursement been included in this period, the annualized expense ratios would have been 1.32% attributable to common shares before fees waived, 1.32% attributable to common shares net of advisory fee reduction, 1.13% including liquidation value of preferred shares before fees waived, and 1.13% including liquidation value of preferred shares net of advisory fee reduction.

(f)

Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction for the years ended December 31, 2018, 2017, 2016, 2015, and 2014 would have been 1.15%, 1.23%, 1.27%, 1.13%, and 1.29%, respectively.

(g)	Based on weekly prices.
(h)	Asset coverage per share is calculated by combining all series of preferred shares.
(i)	Actual number of shares outstanding is 10.
(j)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auctions.
(k)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements

1. Organization. The Gabelli Multimedia Trust Inc. (the Fund) is a non-diversified closed-end management investment company organized as a Maryland corporation on March 31, 1994 and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund commenced investment operations on November 15, 1994.

The Fund’s investment objective is long term growth of capital. The Fund will invest at least 80% of its assets, under normal market conditions, in common stock and other securities, including convertible securities, preferred stock, options, and warrants of companies in the telecommunications, media, publishing, and entertainment industries (the 80% Policy). The 80% Policy may be changed without shareholder approval. The Fund will provide shareholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

New Accounting Pronouncements. The SEC recently adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets Attributable to Common Shareholders. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets Attributable to Common Shareholders. These Regulation S-X amendments are reflected in the Fund’s financial statements for the year ended December 31, 2018. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets Attributable to Common Shareholders presented herein have been reclassified to conform to the current year presentation.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals under ASU 2018-13. Management has early adopted the removals set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/18
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Copyright/Creativity Companies
Business Services: Advertising	$4,528,888	—	$143,625	$4,672,513
Computer Software and Services	22,100,401	—	1,680	22,102,081
Publishing	8,097,838	$97,823	76,833	8,272,494
Other Industries (a)	59,522,650	—	—	59,522,650
Distribution Companies
Broadcasting	22,343,689	—	59,766	22,403,455
Entertainment	23,958,642	243,600	836,953	25,039,195
Financial Services	6,184,043	—	3,500	6,187,543
Real Estate	450,450	—	96	450,546
Telecommunications: Regional	7,389,752	—	—	7,389,752
Wireless Communications	13,807,222	—	32,801	13,840,023
Other Industries (a)	60,977,098	—	—	60,977,098
Total Common Stocks	229,360,673	341,423	1,155,254	230,857,350
Closed-End Funds	7,648,080	—	—	7,648,080
Preferred Stocks (a)	133,265	—	—	133,265
Rights (a)	—	—	0	0
Warrants (a)	6,425	—	—	6,425
Convertible Corporate Bonds (a)	—	261,990	—	261,990
U.S. Government Obligations	—	4,965,130	—	4,965,130
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$237,148,443	$5,568,543	$1,155,254	$243,872,240

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the year ended December 31, 2018, the Fund had transfers from Level 2 to Level 3 of $56,643 or 0.02% of net assets as of December 31, 2017, and from Level 1 to Level 3 of $3,676,881 or 1.62% of net assets as of December 31, 2017. Transfers from Level 1 to Level 3 are due to a decrease in market activity, e.g., frequency of trades, which resulted in a decrease in available market inputs to determine the prices. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/17	Accrued discounts/ (premiums)	Realized gain/ (loss)†	Change in unrealized appreciation/ (depreciation)†	Purchases	Proceeds received	Transfers into Level 3††	Transfers out of Level 3††	Balance as of 12/31/18	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 12/31/18†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$54,358	—	$1,751,529	$149,710	$55,195	$(4,589,062)	$3,733,524	—	$1,155,254	$149,710
Rights (a)	0	—	—	—	0	—	—	—	0	—
TOTAL INVESTMENTS IN SECURITIES	$54,358	—	$1,751,529	$149,710	$55,195	$(4,589,062)	$3,733,524	—	$1,155,254	$149,710

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.
†	Realized gain/(loss) and net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.
††	The Fund’s policy is to recognize transfers into and out of Level 3 as of the beginning of the reporting period.

The following tables summarize the valuation techniques used and unobservable inputs utilized to determine the value of certain of the Fund’s Level 3 investments as of December 31, 2018:

Description	Balance at 12/31/18	Valuation Technique	Unobservable Input	Range
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$1,155,254	Last available closing Price/Spin-off	Discount Range	0%
Rights (a)	0	Merger/Acquisition Price	Discount Range	0%

Total	$1,155,254

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Range	Decrease	Increase

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2018, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was approximately 1 basis point.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and, accordingly, the Board will monitor their liquidity. At December 31, 2018, the Fund held no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the sale of investments no longer considered passive foreign investment companies and tax treatment of currency gains and losses. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2018, reclassifications were made to decrease paid-in capital by $30,215, with an offsetting adjustment to total distributable earnings.

Distributions to shareholders of the Fund’s 6.00% Series B Cumulative Preferred Stock (Series B Preferred), Series C Preferred Stock (Series C Preferred), and Series E Cumulative Preferred Stock (Series E Preferred) are accrued on a daily basis and are determined as described in Note 5.

Under the Fund’s current distribution policy related to common shares, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the calendar year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pay out all of its net realized long term capital gains as a Capital Gain Dividend.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

Distributions sourced from paid-in capital should not be considered the current yield or the total return from an investment in the Fund.

The tax character of distributions paid during the years ended December 31, 2018 and 2017 was follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$944,154	$161,242	$845,004	$89,450
Long term capital gains	21,055,897	3,595,898	17,673,563	1,870,879
Return of capital	—	—	2,864,287	—

Total distributions paid	$22,000,051	$3,757,140	$21,382,854	$1,960,329

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2018, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$4,127
Undistributed long term capital gains	180,189
Net unrealized appreciation on investments and foreign currency translations	28,759,568
Other temporary differences*	(52,271)

Total	$28,891,613

*	Other temporary differences were due to current year dividends payable.

At December 31, 2018, the differences between book basis and tax basis unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes and basis adjustments related to qualified five year gain investments.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2018:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$215,101,962	$58,199,873	$(29,429,595)	$28,770,278

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2018, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2018, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Series B and Series C Preferred Stock if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate on each particular series of the Preferred Stock for the year. For the year ended December 31, 2018, the Fund’s total return on the NAV of the common shares did not exceed the stated dividend rates of each particular series of Series B Preferred and Series C Preferred Stock. Thus, advisory fees with respect to the liquidation value of the Preferred Stock were reduced by $200,254.

During the year ended December 31, 2018, the Fund paid $9,522 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the year ended December 31, 2018, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $2,824.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2018, the Fund accrued $45,000 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although officers may receive incentive based variable compensation from affiliates of the Adviser). During the year ended December 31, 2018, the Fund accrued $105,915 in payroll expenses in the Statement of Operations.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $6,000 plus $500 for each Board meeting attended and each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Director each receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2018, other than short term securities and U.S. Government obligations, aggregated $56,200,972 and $59,918,371, respectively.

5. Capital. The Fund’s Articles of Incorporation permit the Fund to issue 196,750,000 shares of common stock (par value $0.001). The Board has authorized the repurchase of up to 1,950,000 shares on the open market

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

when the shares are trading at a discount of 5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the year ended December 31, 2018, the Fund did not repurchase any of its common shares. During the year ended December 31, 2017, the Fund repurchased and retired 27,910 of its common shares at an investment of $222,688 and an average discount of approximately 9.77% from its NAV.

Transactions in common stock were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Net decrease from repurchase of common shares	—	—	(27,910)	$(222,688)
Net increase in net assets from common shares issued upon reinvestment of distributions	274,246	$2,369,418	63,317	588,227

Net increase	274,246	$2,369,418	35,407	$365,539

The Fund has an effective shelf registration authorizing the offering of an additional $400 million of common or preferred shares. As of December 31, 2018, after considering the Series E offering, the Fund has approximately $350 million available for issuance under the current shelf registration.

On September 26, 2017, the Fund issued 2,000,000 shares of 5.125% Series E Cumulative Preferred Shares (Series E Preferred), receiving $48,188,128, after the deduction of offering expenses of $236,872 and underwriting fees of $1,575,000. The liquidation value of the Series E Preferred is $25 per share. The Series E Preferred has an annual dividend rate of 5.125%. The Series E Preferred is noncallable before September 26, 2022.

The Fund’s Articles of Incorporation authorize the issuance of up to 3,001,000 shares of $0.001 par value Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series B, Series C, and Series E Preferred, at redemption prices of $25, $25,000, and $25, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The Fund has the authority to purchase its auction rate preferred shares through negotiated private transactions. The Fund is not obligated to purchase any dollar amount or number of auction rate preferred shares, and the timing and amount of any auction rate preferred shares purchased will depend on market conditions, share price, capital availability, and other factors. The Fund is not soliciting holders to sell these shares nor recommending that holders offer them to the Fund. Any offers can be accepted or rejected in the Fund’s discretion.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

For Series C Preferred Stock, the dividend rates, as set by the auction process that is generally held every seven days, are expected to vary with short term interest rates. Since February 2008, the number of shares of Series C Preferred Stock subject to bid orders by potential holders has been less than the number of shares of Series C Preferred Stock subject to sell orders. Holders that have submitted sell orders have not been able to sell any or all of the Series C Preferred Stock for which they have submitted sell orders. Therefore the weekly auctions have failed, and the dividend rate has been the maximum rate, which is 175% of the “AA” Financial Composite Commercial Paper Rate on the day of such auction. Existing Series C shareholders may submit an order to hold, bid, or sell such shares on each auction date, or trade their shares in the secondary market.

The Fund may redeem at any time, in whole or in part, the Series B and Series C Preferred Stock at their respective redemption prices. In addition, the Board has authorized the repurchase of the Series E Preferred Stock in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2017, the Fund redeemed and retired 590 shares of the Series C Preferred Stock, for a gain of $2,950,000. During the year ended December 31, 2018, the Fund did not repurchase or redeem any shares of Series B or Series E Preferred Stock.

The following table summarizes Cumulative Preferred Stock information:

Series	Issue Date	Authorized	Number of Shares Outstanding at 12/31/18	Net Proceeds	2018 Dividend Rate Range	Dividend Rate at 12/31/18	Accrued Dividends at 12/31/18
B6.000%	March 31, 2003	1,000,000	791,014	$24,009,966	Fixed Rate	6.000%	$16,479
C Auction Rate	March 31, 2003	1,000	10	24,547,465	2.328% to 4.184%	4.184%	202
E5.125%	September 26, 2017	2,000,000	2,000,000	48,192,240	Fixed Rate	5.125%	35,590

The holders of Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the telecommunications, media, publishing, and entertainment industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

8. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Multimedia Trust Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

The Gabelli Multimedia Trust Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Multimedia Trust Inc. (the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets attributable to common shareholders for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets attributable to common shareholders for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 28, 2019

We have served as the auditor of one or more investment companies in Gabelli/GAMCO Fund Complex since 1986.

The Gabelli Multimedia Trust Inc.

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Multimedia Trust Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:
Mario J. Gabelli, CFA Chairman and Chief Investment Officer Age: 76	Since 1994*	35

Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.

Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications)

Christopher J. Marangi Director and Portfolio Manager Age: 44	Since 2013*	1	Managing Director and Co-Chief Investment Officer of the Value team of GAMCO Investors, Inc.; Portfolio Manager for Gabelli Funds, LLC and GAMCO Asset Management Inc.	—
INDEPENDENT DIRECTORS[5]:
Anthony J. Colavita[6] Director Age: 83	Since 2001*	20	President of the law firm of Anthony J. Colavita, P.C.	—
James P. Conn[6] Director Age: 80	Since 1994***	26	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—
Frank J. Fahrenkopf Jr.[7] Director Age: 79	Since 1999**	14

Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995- 2013); Former Chairman of the Republican National Committee (1983-1989)

				Director of First Republic Bank (banking); Director of Eldorado Resorts, Inc. (casino entertainment company)
Kuni Nakamura[7] Director Age: 50	Since 2012***	37	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—
Anthony R. Pustorino Director Age: 93	Since 1994***	10	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing) (2004-2011)
Werner J. Roeder Director Age: 78	Since 1999**	23	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—
Salvatore J. Zizza Director Age: 73	Since 1994**	32

President of Zizza & Associates Corp. (private holding company); Chairman of BAM (semiconductor and aerospace manufacturing); President of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)

				Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

The Gabelli Multimedia Trust Inc.

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 67	Since 1994	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 42	Since 2017	Treasurer of funds within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 60	Since 2006	Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary and Vice President Age: 46	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of closed-end funds within the Gabelli/ GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013

Richard J. Walz Chief Compliance Officer Age: 59	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013

Carter W. Austin Vice President and Ombudsman Age: 52	Since 2010	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President (since 2015) and Vice President (1996-2015) of Gabelli Funds, LLC

Laurissa M. Martire Vice President and Ombudsman Age: 42	Since 2004	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Vice President (since 2016) and Assistant Vice President (2003- 2016) of GAMCO Investors, Inc.

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	Term expires at the Fund’s 2019 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	Term expires at the Fund’s 2020 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***

Term expires at the Fund’s 2021 Annual Meeting of Shareholders or until their successors are duly elected and qualified. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli and Marangi are considered “interested persons” because of their affiliation with Gabelli Funds, LLC, which acts as the Fund’s investment adviser.

[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]	This Director is elected solely by and represents the stockholders of the preferred stock issued by this Fund.
[7]

Mr. Fahrenkopf’s daughter, Lesle. F. Foley, serves as a director of other funds in the Fund Complex and Mr. Nakamura is a director of Gabelli Merger Plus+ Trust Plc, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and, in that event, would be deemed to be under common control with the Fund’s Adviser.

THE GABELLI MULTIMEDIA TRUST INC.

INCOME TAX INFORMATION (Unaudited)

December 31, 2018

Cash Dividends and Distributions

	Payable Date	Record Date	Ordinary Investment Income(a)	Short- Term Capital Gains(a)	Long Term Capital Gains	Return of Capital(b)	Total Amount Paid Per Share(c)	Dividend Reinvestment Price
Common Stock
	03/22/18	03/15/18	$0.00270	$0.00674	$0.21056	—	$0.22000	$8.98700
	06/22/18	06/15/18	0.00270	0.00674	0.21056	—	0.22000	9.11000
	09/21/18	09/14/18	0.00270	0.00674	0.21056	—	0.22000	8.98000
	12/14/18	12/07/18	0.00295	0.00735	0.22970	—	0.24000	7.65700

			$0.01105	$0.02757	$0.86138	—	$0.90000
6.000% Series B Cumulative Preferred Stock
	03/26/18	03/19/18	$0.00460	$0.01150	$0.35890	—	$0.37500
	06/26/18	06/19/18	0.00460	0.01150	0.35890	—	0.37500
	09/26/18	09/19/18	0.00460	0.01150	0.35890	—	0.37500
	12/26/18	12/18/18	0.00460	0.01150	0.35890	—	0.37500

			$0.01840	$0.04600	$1.43560	—	$1.50000
5.125% Series E Cumulative Preferred Stock
	03/26/18	03/19/18	$0.0039376	$0.0098107	$0.3065642	—	$0.32031
	06/26/18	06/19/18	0.0039376	0.0098107	0.3065642	—	0.32031
	09/26/18	09/19/18	0.0039376	0.0098107	0.3065642	—	0.32031
	12/26/18	12/18/18	0.0039376	0.0098107	0.3065642	—	0.32031

			$0.0157504	$0.0392428	$1.2262568	—	$1.28125

Series C Auction Rate Cumulative Preferred Stock

Auction Rate Preferred Stock pays dividends weekly based on the maximum rate.

A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in your 2018 tax returns. Ordinary income distributions include net investment income and realized net short term capital gains, if any. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV. The long term gain distributions for the year ended December 31, 2018 were $24,651,795 or the maximum allowable.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

The Fund paid to common, 6.000% Series B Cumulative Preferred, and 5.125% Series E Cumulative Preferred shareholders ordinary income dividends, including short term capital gains, of $0.0386, $0.0644, and $0.0550, respectively, per share in 2018. The Fund paid weekly distributions to Series C Auction Rate Cumulative Preferred shareholders at varying rates throughout the year, including an ordinary income dividend totaling $10.1662 per share in 2018. For the year ended December 31, 2018, 100% of the ordinary dividend qualified for the dividends received deduction available to corporations, 100% of the ordinary income distribution was deemed qualified dividend income, 15.40% of the ordinary income distribution was qualified interest income. The Fund designates 100% of the short term capital gain dividends distributed during the year ended December 31, 2018, as qualified short term gain pursuant to the American Jobs creation Act of 2004. The percentage of ordinary income dividends paid by the Fund during 2018 derived from U.S. Treasury securities was 3.44%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2018. The percentage of U.S. Government securities held as of December 31, 2018 was 2.0%.

THE GABELLI MULTIMEDIA TRUST INC.

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2018

Historical Distribution Summary

	Investment Income(a)	Short Term Capital Gains(a)	Long Term Capital Gains	Non-Taxable Return of Capital(b)	Total Distributions(c)	Adjustment to Cost Basis(d)
Common Shares
2018	$0.01105	$0.02757	$0.86138	—	$0.90000	—
2017	0.03060	0.00300	0.72872	$0.11768	0.88000	$0.11768
2016	0.06168	0.00268	0.73753	0.02811	0.83000	0.02811
2015	0.03269	0.02999	0.85399	0.02333	0.94000	0.02333
2014(e)	0.01978	0.00107	0.88350	0.14565	1.05000	0.14565
2013	0.05193	0.10631	0.76176	—	0.92000	—
2012	0.07460	0.07484	—	0.65056	0.80000	0.65056
2011(f)	—	0.24320	—	0.62680	0.87000	0.62680
2010	—	0.05670	—	0.54330	0.60000	0.54330
2009	—	—	—	—	—	—
2008	—	—	—	0.57000	0.57000	0.57000
6.000% Series B Cumulative Preferred Stock
2018	$0.01840	$0.04600	$1.43560	—	$1.50000	—
2017	0.06023	0.00586	1.43390	—	1.50000	—
2016	0.11520	0.00520	1.37960	—	1.50000	—
2015	0.05350	0.04908	1.39742	—	1.50000	—
2014	0.03280	0.00160	1.46560	—	1.50000	—
2013	0.08480	0.17320	1.24200	—	1.50000	—
2012	0.74880	0.75120	—	—	1.50000	—
2011	—	1.50000	—	—	1.50000	—
2010	—	1.50000	—	—	1.50000	—
2009	0.40680	—	—	$1.09320	1.50000	$1.09320
2008	1.24360	—	—	0.25640	1.50000	0.25640
Series C Auction Rate Cumulative Preferred Stock
2018	$10.16619	$25.32982	$791.50399	—	$827.00000	—
2017	17.61700	1.71529	419.38771	—	438.72000	—
2016	13.43109	0.58542	160.60349	—	174.62000	—
2015	1.55581	1.42712	40.63707	—	43.62000	—
2014	0.68296	0.03701	30.51003	—	31.23000	—
2013	1.74961	3.58224	25.66814	—	30.99999	—
2012	18.59116	18.65884	—	—	37.25000	—
2011	—	37.21000	—	—	37.21000	—
2010	—	66.47000	—	—	66.47000	—
2009	19.14269	—	—	$51.45731	70.60000	$51.45731
2008	628.35200	—	—	129.44800	757.80000	129.44800
5.125% Series E Cumulative Preferred Stock
2018	$0.0157504	$0.0392428	$1.2262568	—	$1.2812500	—
2017	0.0128600	0.0012500	0.3062000	—	0.3203100	—

(a)	Taxable as ordinary income.
(b)	Non-taxable.
(c)	Total amounts may differ due to rounding.
(d)	Decrease in cost basis
(e)	On June 17, 2014, the Fund also distributed Rights equivalent to $0.45 per common share based upon full subscription of all issued shares.
(f)	On March 29, 2011, the Fund also distributed Rights equivalent to $0.76 per common share based upon full subscription of all issued shares.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The Gabelli Multimedia Trust Inc. (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

The Gabelli Multimedia Trust Inc.

c/o Computershare

P.O. Box 505000

Louisville, KY 40233

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 505000, Louisville, KY 40233 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

THE GABELLI MULTIMEDIA TRUST INC.

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Multimedia Trust Inc. (the “Fund”) is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

This page was intentionally left blank.

THE GABELLI MULTIMEDIA TRUST INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA degree with honors from Columbia Business School.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGGTX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI MULTIMEDIA TRUST INC.

One Corporate Center

Rye, New York 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e  info@gabelli.com

    GABELLI.COM

DIRECTORS

Mario J. Gabelli, CFA

Chairman &

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

Christopher J. Marangi

Managing Director,

GAMCO Investors, Inc.

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus,

Pace University

Werner J. Roeder

Former Medical Director,

Lawrence Hospital

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary & Vice President

Richard J. Walz

Chief Compliance Officer

Carter W. Austin

Vice President & Ombudsman

Laurissa M. Martire

Vice President & Ombudsman

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

State Street Bank and Trust

Company

COUNSEL

Paul Hastings LLP

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.

GGT Q4/2018

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $44,166 for 2017 and $44,166 for 2018.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2017 and $0 for 2018.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,100 for 2017 and $4,100 for 2018. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $50,000 for 2017 and $0 for 2018. All other fees represent services provided in review of the registration statement.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2017 and $0 for 2018.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated audit committee consisting of the following members: Anthony R. Pustorino, Werner J. Roeder, and Salvatore J. Zizza.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

POLICY REGARDING VOTING OF PROXIES ON BEHALF OF CLIENTS

Purpose and Scope

The purpose of this policy and its related procedures regarding voting proxies for securities held in Client accounts and for which an Adviser has been delegated proxy voting authority (“Client Proxies”) is to establish guidelines regarding Client Proxies that are reasonably designed to conform with the requirements of applicable law (this “Policy”).

General Policy

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises proxy voting authority over client securities to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes proxies related to client securities in the best interest of its Clients; (ii) ensure that the written policies and procedures address material conflicts that may arise between the interests of the investment adviser and those of its Clients; (iii) describe its proxy voting procedures to Clients, and provide copies of such procedures upon request by such Clients; and (iv) disclose to Clients how they may obtain information from the Adviser about how the Adviser voted with respect to their Securities. Each Adviser is committed to implementing policies and procedures that conform with the requirements of the Advisers Act. To that end, it has implemented this Policy to facilitate the Adviser’s compliance with Rule 206(4)-6 and to ensure that proxies related to Client Securities are voted (or not voted) in a manner consistent with the best interest of its Clients.

The Voting of Proxies on Behalf of Clients

These following procedures will be used by each of the Advisers to determine how to vote proxies relating to portfolio Securities held by their Clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the investors in a Private Fund Client, RIC or Managed Account Client, on the one hand, and those of the Adviser; the principal underwriter; or any affiliated person of such Client, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed with a Client to vote the Client’s proxies in accordance with specific guidelines or procedures supplied by the Client (to the extent permitted by ERISA)1.

Proxy Voting Committee

The Advisers’ Proxy Voting Committee (the “Proxy Committee”) was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters of the Proxy Voting Guidelines, which are appended as EXHIBIT A to this Policy. The Proxy Committee includes representatives from Research, Administration, Legal, and the Advisers. Additional or

1 With respect to any Private Fund Client or RIC Client, such deviation from these guidelines will be disclosed in the offering materials for such Client.

Revised: November 14, 2018

replacement members of the Proxy Committee will be nominated by the Chairman and voted upon by the entire Proxy Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their Clients.

In general, the Director of Proxy Voting Services, using the Proxy Voting Guidelines, recommendations of Institutional Shareholder Services Inc. (“ISS”), Glass Lewis & Co., LLC (“Glass Lewis”), other third-party services and the analysts of G.research, will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Voting Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Voting Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Voting Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Proxy Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Proxy Committee, the Director of Proxy Voting Services or the General Counsel as controversial, taking into account the recommendations of ISS, Glass Lewis, other third party services and the analysts of G.research, will be presented to the Proxy Voting Committee. If the Chairman of the Proxy Committee, the Director of Proxy Voting Services or the General Counsel has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Committee; or (3) may give rise to a conflict of interest between the Advisers and investors in the Clients or the Clients, the Chairman of the Proxy Committee will initially determine what vote to recommend that the relevant Adviser should cast and that determination will go before the Proxy Committee for review.

Conflicts of Interest

The Advisers have implemented this Policy in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Voting Guidelines, as well as the recommendations of ISS, Glass Lewis, other third-party services and the analysts of G.research, the Advisers seek to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with a proxy vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the investors in a Client regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a Client of one of the Adviser. A conflict also may arise when a Client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the General Counsel, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

Revised: November 14, 2018

Operation of the Proxy Committee

For matters submitted to the Proxy Committee, each member of the Proxy Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the portfolio manager of the applicable Client and any recommendations by G.research analysts. The portfolio manager, any member of Senior Management or the G.research analysts may be invited to present their viewpoints to the Proxy Committee. If the Director of Proxy Voting Services or the General Counsel believes that the matter before the Proxy Committee is one with respect to which a conflict of interest may exist between the Advisers and their Clients’ or investors, the General Counsel may provide an opinion to the Proxy Committee concerning the conflict. If the matter is one in which the interests of the Clients or investors, on the one hand, or the applicable Adviser, on the other, may diverge, The General Counsel may so advise and the Proxy Committee may make different recommendations as to different Clients. For any matters where the recommendation may trigger appraisal rights, The General Counsel may provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Proxy Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Committee, the Chairman of the Proxy Committee will cast the deciding vote. The Proxy Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Voting Guidelines express the normal preferences for the voting of any interests not covered by a contrary investment guideline provided by the Client, the Proxy Committee is not bound by the preferences set forth in the Proxy Voting Guidelines and will review each matter on its own merits.    The Advisers subscribe to ISS and Glass Lewis, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter may be referred to the General Counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

Social Issues and Other Client Guidelines

If a Client has provided and the Advisers have accepted special instructions relating to the voting of proxies, they should be noted in the Client’s account file and forwarded to the Proxy Voting Department. This is the responsibility of the investment professional or sales assistant for the Client. In accordance with Department of Labor guidelines, each Adviser shall vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the Client in a manner consistent with any individual investment/voting guidelines provided by the Client. Otherwise the Advisers may abstain with respect to those shares.

Revised: November 14, 2018

Specific to the Gabelli ESG Fund, the Proxy Voting Committee will rely on the advice of the portfolio managers of the Gabelli ESG Fund to provide voting recommendations on the securities held in the portfolio.

Client Retention of Voting Rights

If a Client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the Client.

- Operations

- Proxy Department

- Investment professional assigned to the account

- Chief Compliance Officer

In the event that the Board of Directors (or a Committee thereof) of one or more of the Clients managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) of the Client with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the Clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the Client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-US markets may also give rise to a number of administrative issues to prevent the Advisers from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. In these cases, the Advisers will look to Glass Lewis or other third party service for recommendations on how to vote. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-US markets, we vote client proxies on a best efforts basis.

Voting Records and Client Disclosure

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their Clients. The Advisers will supply information on how they voted a Client’s proxy upon request from the Client or an investor in a Client.

Revised: November 14, 2018

Registered Investment Companies and Form N-PX

The complete voting records for each RIC that is managed by an Adviser will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the RIC proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Form ADV Disclosure

Each Adviser to a RIC or Private Fund Client will disclose in Part 2A of its Form ADV that such Clients may contact the Chief Compliance Officer during regular business hours, via email or telephone, to obtain information on how each Adviser voted such Client’s proxies for the past 5 years. The summary of this Policy included in each Adviser’s Part 2A of its Form ADV will be updated whenever this Policy is revised. Clients may also receive a copy of this Policy upon their request.

Note that updating the Form ADV with a change to this Policy outside of the annual update is voluntary. However, each Adviser will need to communicate to the Client any changes to this Policy affecting its fiduciary duty.

The Advisers’ proxy voting records will be retained in accordance with the Policy Regarding Recordkeeping.

Voting Procedures

1.   Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

*        Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

*        Proxy cards which may be voted directly.

2.   Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3.   Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Revised: November 14, 2018

Security Name and CUSIP Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How the Adviser voted for the client on item

4.  VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5.  If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.
•	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6.  In the case of a proxy contest, records are maintained for each opposing entity.

7.  Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

*        Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

Revised: November 14, 2018

*        Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b)  The legal proxies are given to the person attending the meeting along with the limited power of attorney.

Revised: November 14, 2018

EXHIBIT A

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of the Advisers to vote in the best economic interests of our Clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first Proxy Committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

*        Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of votes

*        Qualifications

*        Nominating committee in place

*        Number of outside directors on the board

*        Attendance at meetings

*        Overall performance

Revised: November 14, 2018

Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

*        Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

*        Amount of stock currently authorized but not yet issued or reserved for stock option plans

*        Amount of additional stock to be authorized and its dilutive effect

Revised: November 14, 2018

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

        However, we look at this issue on a case-by-case basis. In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on the record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Revised: November 14, 2018

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board. Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Reviewed on a case-by-case basis.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers. As a fiduciary, we are obligated to vote in the best economic interests of our Clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price for ERISA Clients. We must take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA Clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the Client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our Clients. It is not our duty to impose our social judgment on others.

Revised: November 14, 2018

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA Clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA Clients, we will vote according to Client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control, unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

*        State of Incorporation

*        Management history of responsiveness to shareholders

*        Other mitigating factors

Poison Pills

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

*        Dilution of voting power or earnings per share by more than 10%.

*        Kind of stock to be awarded, to whom, when and how much.

*        Method of payment.

*        Amount of stock already authorized but not yet issued under existing stock plans.

Revised: November 14, 2018

*        The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority voting requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approval by a simple majority of the shares voting.

Reviewed on a case-by-case basis.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Proxy Access

Proxy access is a tool used to attempt to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case-by-case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

Revised: November 14, 2018

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of the Board of Directors of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School, and Honorary Doctorates from Fordham University and Roger Williams University.

Lawrence J. Haverty, Jr., CFA, has served as associate portfolio manager of The Gabelli Multimedia Trust, Inc. since 2005. Prior to 2005 Mr. Haverty was a managing director for consumer discretionary research at State Street Research, the Boston-based subsidiary of Metropolitan Life Insurance Company.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. He currently serves as Co-Chief Investment Officer of GAMCO Investors, Inc.’s Value team and a portfolio manager of Gabelli Funds, LLC. He manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by the portfolio managers and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2018. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Mario J. Gabelli, CFA	Registered Investment Companies:	24	$19.1 billion	5	$4.7 billion
	Other Pooled Investment Vehicles:	11	$983.1 million	8	$806.8 million
	Other Accounts:	1,214	$8.4 billion	1	$194.8 million

Christopher J. Marangi	Registered Investment Companies:	7	$6.6 billion	2	$3.9 billion
	Other Pooled Investment Vehicles:	1	$29.7 million	0	$0
	Other Accounts:	357	$1.6 billion	0	$0

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio managers manage many accounts, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote all of their attention to the management of only a few accounts.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other portfolio managers of the Adviser, and their affiliates.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s indirect majority ownership interest in G.research, LLC, he may have an incentive to use G.research to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more of their accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that they manage. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or its affiliates have investment interests. In Mr. Gabelli’s case, the Adviser’s compensation and expenses for the Fund are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with on-performance based accounts. In addition, he has investment interests in several of the funds managed by the Adviser and its affiliates.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Fund. Six closed-end registered investment companies (including this Fund) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other closed-end registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options. Mr. Gabelli may also enter into and has entered into agreements to defer or waive his compensation.

COMPENSATION STRUCTURE FOR PORTFOLIO MANAGERS OF THE ADVISER OTHER THAN MARIO GABELLI

The compensation of the Portfolio Managers for the Fund is structure to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective Portfolio Manager’s compensation) allocable to the respective Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli and Christopher J. Marangi each owned over $1 million and $10,001- $50,000, respectively, of shares of the Trust as of December 31, 2018.

(b)    Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/2018 through 07/31/2018	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 24,475,372 Preferred Series B – 791,014 Preferred Series E – 2,000,000
Month #2 08/01/2018 through 08/31/2018	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 24,475,372 Preferred Series B – 791,014 Preferred Series E – 2,000,000
Month #3 09/01/2018	Common – N/A	Common – N/A	Common – N/A	Common – 24,540,536

through 09/30/2018	Preferred Series B – N/A Preferred Series E – N/A	Preferred Series B – N/A Preferred Series E – N/A	Preferred Series B – N/A Preferred Series E – N/A	Preferred Series B –791,014 Preferred Series E –2,000,000
Month #4 10/01/2018 through 10/31/2018	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – 24,540,536 Preferred Series B –791,014 Preferred Series E –2,000,000
Month #5 11/01/2018 through 11/30/2018	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – 24,540,536 Preferred Series B –791,014 Preferred Series E –2,000,000
Month #6 12/01/2018 through 12/31/2018	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – 24,617,865 Preferred Series B –791,014 Preferred Series E –2,000,000
Total	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1) Gross income from securities lending activities; $0

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees; $0

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); $0 and

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)). $0

(b)	If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year. N/A

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Gabelli Multimedia Trust Inc.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/7/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/7/19

By (Signature and Title)* /s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date 3/7/19

* Print the name and title of each signing officer under his or her signature.